Taxes payable (Tables)	12 Months Ended
Dec. 31, 2020
Taxes payable [abstract]
Schedule of Taxes Payable

	2020	2019

Income tax (IRPJ and CSLL) (e)	55,794	2,181
Contributions over revenue (PIS and COFINS) (a)	23,502	26,613
Withholding income tax (c)	12,021	6,130
Taxes on services (ISS) (b)	8,635	6,839
Withholding taxes from services taken (d)	5,969	2,527
Social security levied on gross revenue (INSS) (f)	503	221
Other taxes and contributions	411	429
	106,835	44,940

(a)	PIS and COFINS are invoiced to and collected from the Group’s customers and recognized as deductions to gross revenue against tax liabilities, as the Group acts as agent collecting these taxes on behalf of the Brazilian federal government.
(b)	ISS is recognized as deductions to gross revenue against tax liabilities, as the Group acts as agent collecting these taxes on behalf of municipal governments.
(c)	For some entities in the Group, advances for the payment of income tax expense is recognized during the tax year and are recognized as an asset under Recoverable taxes (Note 10).
(d)	Amount relative to PIS, COFINS and CSLL, withheld from suppliers and paid by the Group on their behalf. These amounts are recognized as a tax liability, with no impact to the statement of profit or loss.
(e)	The expense for current income tax is recognized in the statement of profit or loss under "Income tax and social contribution" against tax payable. For some entities in the Group, advances for the payment of income tax expense is recognized during the tax year and are recognized as an asset under Recoverable taxes (Note 10). The majority of this amount refers to long-live assets and the settlement of the corresponding income tax will occur at the same time the assets are realized.
(f)
The entities Equals, Mundipagg, Cappta, Vitta Tecnologia em Saúde S.A and Questor pay an INSS rate of 4.50% on gross revenue due to the benefits this regime offers to technology companies compared with social security tax on payroll.